                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549



                                   FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2000




                              NATURAL WONDERS, INC.
             (Exact name of Registrant as specified in its charter)




          DELAWARE                           0-20035                        77-0141610
   (State or other jurisdiction of         (Commission            (IRS Employer Identification No.)
   incorporation or organization)           File Number)



                4209 TECHNOLOGY DRIVE, FREMONT, CALIFORNIA 94538
                    (Address of principal executive offices)
                                   (Zip code)


                                  510-252-9600
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, UNAUDITED PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated September 26, 2000 and Current Report on Form 8-K/A dated November 13, 2000, to read in its entirety as follows:

     (a) Financial statements of business acquired attached to this Current Report on Form 8-K/A as exhibits:

             1. World of Science, Inc. Form 10-K as of Jan 30, 1999.

             2. World of Science, Inc. Form 10-K as of Jan 29, 2000.

             3. World of Science, Inc. Form 10-Q as of Apr 29, 2000.

             4. World of Science, Inc. Financial Statements as of Jul 29, 2000.

     (b)  Unaudited pro forma financial information: See page 4 hereof.

     (c)  Exhibits:

         1.0    World of Science, Inc. Form 10-K as of Jan 30, 1999.

         2.0    World of Science, Inc. Form 10-K as of Jan 29, 2000.

         3.0    World of Science, Inc. Form 10-Q as of Apr 29, 2000.

         4.0    World of Science, Inc. Financial Statements as of July 29, 2000.

         5.0    Consent of Independent Accountants.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 28, 2000
                                  NATURAL WONDERS, INC.
                                  (Registrant)



                                  /s/ Peter G. Hanelt
                                  --------------------------------------
                                  Peter G. Hanelt,
                                  Chief Executive Officer, President and
                                  Chief Financial Officer
                                  (Signing on behalf of the registrant and
                                  as Principal Accounting and Financial Officer)

                    Unaudited pro forma Financial Statements

                         ------------------------------

On September 11, 2000, Natural Wonders Inc. (the "Company"), acquired all the outstanding stock of World Of Science, Inc. ("WOSI") for $1.15 per share of outstanding common stock which approximated $7.6 million in cash in the aggregate including acquisition costs. The Company accounted for this acquisition using the purchase method of accounting.

The Company funded the purchase with a combination of a new, larger bank line of credit, an additional credit facility and the sale of subordinated debentures. The Company obtained a new 3-year $50 million senior revolving credit facility with a commercial bank. The base interest rate is the bank's prime rate or LIBOR plus 225 - 275 basis points. The Company also obtained a $5 million credit facility from a private lender ("Private Loan") at the interest rate of prime plus 10.5%, with a maturity date of December 15, 2001 and sold $1,200,000 of subordinated convertible debentures ("Debentures") to a group of five investors (which included the Company's chief executive officer, a director, and a large shareholder, as well as the financial advisors of both the Company and WOSI in the form of fee deference). The Debentures carry a 15% interest rate, payable semi-annually, in arrears, and have a maturity date of March 15, 2001. Both the Private Loan and the Debentures came with detachable warrants to purchase shares of common stock of the Company.

WOSI was headquartered in Rochester, NY and was a leading specialty retailer of a variety of traditional and distinctive science and nature products.

For purposes of this presentation, unaudited pro forma adjustments have been made to the historical results of operations to provide information as to how the acquisition of WOSI might have affected the results of operations of the Company.

The unaudited pro forma statements of operations assume the acquisition had taken place at the beginning of the corresponding periods presented. The unaudited pro forma balance sheet assumes the acquisition had taken place at July 29, 2000.

The Company is on a 52/53 week fiscal year which ends on the Saturday closest to January 31. The following unaudited pro forma Statements of Operations include the results of operations of WOSI for the same periods as reported by the Company.

The following unaudited pro forma financial information is provided:

     1. Unaudited pro forma Statement of Operations for the twelve months ended January 29, 2000
     2. Unaudited pro forma Statement of Operations for the six months ended July 29, 2000
     3. Unaudited pro forma Condensed Balance Sheet as of July 29, 2000

This unaudited pro forma information does not purport to be indicative of the results of operations that would have been obtained if the acquisition had occurred at the beginning of the fiscal year presented, and is not intended to be a projection of future results. This information should be read in conjunction with the audited financial statements of both organizations.

The final allocation of the purchase price may vary as additional information is obtained, which is expected to be completed by February 3, 2001, and accordingly, the ultimate allocation may differ from that used in the unaudited pro forma financial statements.

                              NATURAL WONDERS, INC.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               AS OF JULY 29, 2000
                                 (IN THOUSANDS)

                                                           Historical                            Pro Forma
                                                         NATW          WOSI        Adjustments                 Combined
 ASSETS

 CURRENT ASSETS:
     Cash and cash Equivalents                       $    162      $     68          $                        $     230
     Merchandise inventories                           31,125        13,025            (3,238)     1             40,912
     Prepaid income taxes                               5,079         3,118                                       8,197
     Prepaid expenses and other current assets          3,445         1,541              (195)     1              4,791
                                                     ---------     ---------      ------------                ----------
 Total current assets                                  39,811        17,752            (3,433)                   54,130

 Property and equipment                                19,556         9,394            (1,800)     1             27,150
 Other Assets                                           7,760         1,262              (500)     1              8,522
                                                     =========     =========      ============                ==========
 Total Assets                                        $ 67,127      $ 28,408          $ (5,733)                $  89,802

 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
     Trade accounts payable                            13,724         4,028                                      17,752
     Accrued compensation and related costs             2,196           100                                       2,296
     Accrued liabilities                                2,273           622               289      2              3,184
     Short-term borrowing                               8,970         7,532             9,138      3             25,640
                                                     ---------     ---------      ------------                ----------
 Total current liabilities                             27,163        12,282             9,427                    48,872
 Long Term Liabilities                                  2,739         1,033               (67)     4              3,705

         Stockholders' equity                          37,225        15,093           (15,093)                   37,225
                                                     ---------     ---------      ------------                ----------
 Total Liabilities and Stockholders' Equity          $ 67,127      $ 28,408         $  (5,733)                $  89,802
                                                     =========     =========      ============                ==========


Notes to Unaudited Pro Forma Condensed Balance Sheet:
1. Adjustments to record acquired inventories, prepaid and other current assets, property and equipment and other assets at estimated fair market value
2. To record additional reserve for various legal and other contingencies
3. To record the disbursement on the line of credit borrowings to finance the acquisition of WOSI ($7,642 actual), additional $1,496 due to additional debt which would have been incurred had the acquisition of WOSI occurred July 29, 2000
4. Adjustment to reflect the buy out of capital lease

                              NATURAL WONDERS, INC.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 29, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            Historical                            Pro Forma
                                                      NATW         WOSI         Adjustments                   Combined
 Sales                                             $ 147,089     $  61,135      $                            $  208,224
 Cost of Sales                                       108,483        44,968                                      153,451
                                                   -----------  -----------    -----------                   -----------
         Gross Margin                                 38,606        16,167                                       54,773
 Selling & G&A Expenses                               52,001        19,781           (492)            1          71,290
                                                   -----------  -----------    -----------                   -----------
         Operating Income (Loss)                     (13,395)       (3,614)           492                       (16,517)

 Interest Expense                                        556           556          2,433             2           3,545
 Other Expense                                            59                                                         59
 Interest and Other Income                              (163)                                                      (163)
                                                   -----------  -----------    -----------                   -----------
         Earnings (Loss) before Income Tax           (13,847)       (4,170)        (1,941)                      (19,958)
 Income Tax Provision (Benefit)                       (5,359)       (1,668)          (752)            3          (7,779)
                                                   -----------  -----------    -----------                   -----------
         Net Earnings (Loss)                       $  (8,488)    $  (2,502)     $  (1,189)                   $  (12,179)
                                                   ===========  ===========    ===========                   ===========

 Net earnings (loss) per common share:
         Basic                                     $   (1.07)                                                $    (1.54)
         Diluted                                   $   (1.07)                                                $    (1.54)

 Weighted average common shares outstanding:
         Basic                                         7,905                                                      7,905
         Diluted                                       7,905                                                      7,905


Notes to Unaudited Pro Forma Condensed Statement of Operations:
1. Adjustments to reflect the reduction in depreciation expense as a result of writeoff of WOSI stores and corporate assets in connection with the acquisition
2. To increase interest expense on debt incurred to finance the acquisition:
          Subordinated debenture ($1,200) at an assumed rate of 15% - $180 Private loan ($5,000) at an assumed rate of 20% - $1,000 Incremental revolving credit facility ($1,400) at an assumed rate of 10% - $140
          Amortization of one-time financing costs ($2,168) @ $92.8/month
3. Adjustments to the historical provision for income taxes to give effect to the pro forma adjustments discussed above

                              NATURAL WONDERS, INC.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 29, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      Historical                          Pro Forma
                                                 NATW           WOSI        Adjustments                 Combined
 Sales                                        $ 48,705         $15,328      $                           $ 64,033
 Cost of Sales                                  40,061          14,982                                    55,043
                                             ----------       ---------    ---------                   ----------
         Gross Margin                            8,644             346                                     8,990
 Selling & G&A Expenses                         20,322           7,004         (246)          1           27,080
                                             ----------       ---------    ---------                   ----------
         Operating Income (Loss)               (11,678)         (6,658)         246                      (18,090)

 Interest Expense                                  363             317        1,217           2            1,897
                                             ----------       ---------    ---------                   ----------
         Earnings (Loss) before Income Tax     (12,041)         (6,975)        (971)                     (19,987)
 Income Tax Provision (Benefit)                 (4,660)         (2,790)        (376)          3           (7,826)
                                             ----------       ---------    ---------                   ----------
         Net Earnings (Loss)                  $ (7,381)        $(4,185)      $ (595)                    $(12,161)
                                             ===========      =========    =========                   ==========

 Net earnings (loss) per common share:
         Basic                                $  (0.94)                                                 $  (1.55)
         Diluted                              $  (0.94)                                                 $  (1.55)

 Weighted average common shares outstanding:
         Basic                                   7,854                                                     7,854
         Diluted                                 7,854                                                     7,854


Notes to Unaudited Pro Forma Condensed Statement of Operations:
1. Adjustments to reflect the reduction in depreciation expense as a result of writeoff of WOSI stores and corporate assets in connection with the acquisition
2. To increase interest expense on debt incurred to finance the acquisition:
          Subordinated debenture ($1,200) at an assumed rate of 15% - $90 Private loan ($5,000) at an assumed rate of 20% - $500 Incremental revolving credit facility ($1,400) at an assumed rate of 10% - $70 Amortization of one-time financing costs ($2,168) @ $92.8/month
3. Adjustments to the historical provision for income taxes to give effect to the pro forma adjustments discussed above